UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2012

Supernus Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of
Incorporation)

0-50440	20-2590184
(Commission File Number)	(IRS Employer Identification No.)

1550 East Gude Drive, Rockville MD	20850
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 838-2500

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Modification of Compensatory Arrangements With Executive Officers

The Compensation Committee of Supernus Pharmaceuticals, Inc. (the “Company”) has approved the following adjustments to the cash bonus opportunities for the Company’s executive officers for 2012, with the percentage listed representing the percentage of each such executive officer’s annual base salary that could be payable as the bonus earned for 2012:

Executive Officer	Title	Previous Target Incentive Opportunity	Adjustment	New Target Incentive Opportunity
Jack A. Khattar	President and Chief Executive Officer	40%	10%	50%
Gregory S. Patrick	Vice President and Chief Financial Officer	25%	10%	35%
Stefan K.F. Schwabe	Executive Vice President and Chief Medical Officer	25%	10%	35%
Padmanabh P. Bhatt, Ph.D.	Senior Vice President, Intellectual Property and Chief Scientific Officer	25%	5%	30%
Jones W. Bryan, Ph.D.	Vice President of Business Development	25%	5%	30%
Tami T. Martin, R.N., Esq.	Vice President of Regulatory Affairs	25%	5%	30%

These increases were the result of the Compensation Committee’s review of 2012 data to ensure that the maximum target incentive bonus opportunity of the Company’s executive officers are in line with the maximum target incentive bonus opportunities of  executive officers of other public companies operating in its industry.  These increases are effective for 2012 bonuses that are customarily paid in 2013. The increase in these percentages is not necessarily indicative of a decision by the Compensation Committee to increase bonuses paid to the executive officers of the Company. Any such decisions will be made by the Compensation Committee in 2013 after full deliberation regarding the Company’s performance for the full year of  2012. All other terms and conditions of the Company’s compensatory arrangements with these executive officers remain unchanged.

Item 8.01                                             Other Events

On October 19, 2012, Supernus Pharmaceuticals, Inc. (the “Company”) received approval from the Food & Drug Administration (the “FDA”) for Oxtellar XRTM, a novel once-daily extended release formulation of oxcarbazepine (formerly known as SPN-804). The Company plans to launch Oxtellar XRTM in the first quarter of 2013.

On October 22, 2012, the Company issued a press release to announce the receipt of this approval from the FDA, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release dated October 22, 2012 of the Company regarding receipt of approval of Oxtellar XRTM from the FDA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: October 22, 2012	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Vice-President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated October 22, 2012	Attached